Exhibit 32.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Quarterly Report of MediaBay, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004 (the "Report"), I, John F. Levy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ John F. Levy
----------------------
John F. Levy
Chief Financial Officer                              Date:  November 15, 2004

A signed original of this written statement required by Section 906 has been provided to MediaBay, Inc. and will be retained by MediaBay, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.